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                                                                    EXHIBIT 10.9

                                  AMENDMENT TO
                              FIRST HAWAIIAN, INC.
                        INCENTIVE PLAN FOR KEY EXECUTIVES


         In accordance with paragraph 10 of the First Hawaiian, Inc. Incentive Plan for Key Executives (hereinafter the "Plan"), Section 3.b of the Plan is hereby amended by adding a new sentence at the end thereof to read in its entirety as follows:

         In calculating the Consolidated Income Before Income Taxes and Securities Gains of the Group, the Committee, in consultation with the Chief Executive Officer and/or the Chief Financial Officer, may make such adjustments to the reported amount as the Committee may deem appropriate in the circumstances.

The amendments set forth herein shall be effective as of the date BancWest Corporation, a California corporation, is merged with and into First Hawaiian, Inc., a Delaware corporation.

         TO RECORD the adoption of these amendments, First Hawaiian, Inc. has executed this document this 15th day of October, 1998.

                                         FIRST HAWAIIAN, INC.



                                         By  /s/  Herbert E. Wolff
                                           -----------------------------
                                         Its  Senior Vice President
                                                  and Secretary